Exhibit 99.2

Condensed Consolidating Balance Sheet

March 31, 2006

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Joint Ventures	Eliminations	Consolidated
Assets:
Cash and cash equivalents	$51,911	$13,979	$192	$41,595	$—	$107,677
Accounts receivable	38,672	434,640	—	70,745	(10,931)	533,126
Unbilled work	27,094	27,909	—	47,024	—	102,027
Construction joint ventures	44,528	1,807	—	—	(46,335)	—
Deferred taxes	6,834	—	—	—	—	6,834
Other current assets	8,906	8,103	—	1,052	—	18,061

Total current assets	177,945	486,438	192	160,416	(57,266)	767,725
Property and equipment, net	8,905	57,688	6,265	—	—	72,858
Intercompany advances	—	285,927	(259)	—	(285,668)	—
Investments in subsidiaries	273,030	9	—	—	(273,039)	—
Goodwill	26,268	—	—	—	—	26,268
Other assets	7,844	2,219	119	—	—	10,182

	$493,992	$832,281	$6,317	$160,416	$(615,973)	$877,033

Liabilities and Stockholders’ Equity:
Current maturities of long-term debt	$6,834	$8,281	$231	$—	$—	$15,346
Accounts payable	11,172	421,127	4	32,763	(10,728)	454,338
Deferred contract revenue	3,391	59,123	—	29,587	—	92,101
Accrued expenses	(618)	42,549	103	8,447	(203)	50,278

Total current liabilities	20,779	531,080	338	70,797	(10,931)	612,063
Long-term debt	23,032	7,691	6,309	—	—	37,032
Other long-term liabilities	31,738	5,008	—	—	—	36,746
Intercompany advances payable	227,251	15,133	—	43,284	(285,668)	—
Stockholders’ equity	191,192	273,369	(330)	46,335	(319,374)	191,192

	$493,992	$832,281	$6,317	$160,416	$(615,973)	$877,033

Condensed Consolidating Balance Sheet

December 31, 2005

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Joint Ventures	Eliminations	Consolidated
Assets:
Cash and cash equivalents	$75,828	$23,714	$205	$40,101	$—	$139,848
Accounts receivable	43,096	425,833	—	71,996	(4,553)	536,372
Unbilled work	26,542	24,936	—	45,601	—	97,079
Construction joint ventures	43,350	2,373	—	—	(45,723)	—
Deferred taxes	12,888	—	—	—	—	12,888
Other current assets	9,841	8,800	—	1,062	—	19,703

Total current assets	211,545	485,656	205	158,760	(50,276)	805,890

Property and equipment, net	8,620	57,852	6,341	—	—	72,813
Intercompany advances	—	273,114	(259)	—	(272,855)	—
Investments in subsidiaries	264,021	3	—	—	(264,024)	—
Goodwill	26,706	—	—	—	—	26,706
Other assets	7,621	2,101	125	—	—	9,847

	$518,513	$818,726	$6,412	$158,760	$(587,155)	$915,256

Liabilities and Stockholders’ Equity:
Current maturities of long-term debt	$7,996	$8,059	$226	$—	$—	$16,281
Accounts payable	10,486	423,534	19	37,012	(3,972)	467,079
Deferred contract revenue	1,713	55,589	—	25,871	—	83,173
Accrued expenses	(1,012)	38,711	99	48,805	(581)	86,022

Total current liabilities	19,183	525,893	344	111,688	(4,553)	652,555

Long-term debt	24,249	9,349	6,371	—	—	39,969
Other long-term liabilities	35,626	3,931	—	—	—	39,557
Intercompany advances payable	256,280	15,226	—	1,348	(272,854)	—
Stockholders’ equity	183,175	264,327	(303)	45,724	(309,748)	183,175

	$518,513	$818,726	$6,412	$158,760	$(587,155)	$915,256

Condensed Consolidating Balance Sheet

December 31, 2004

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Joint Ventures	Eliminations	Consolidated
Assets:
Cash and cash equivalents	$89,236	$(1,667)	$455	$48,281	$—	$136,305
Accounts receivable	38,440	259,255	—	83,907	(8,693)	372,909
Unbilled work	22,305	19,060	—	48,915	—	90,280
Construction joint ventures	72,386	3,217	—	—	(75,603)	—
Deferred taxes	4,110	—	—	—	—	4,110
Other current assets	967	1,262	—	1,883	—	4,112

Total current assets	227,444	281,127	455	182,986	(84,296)	607,716

Property and equipment, net	7,554	3,300	6,632	—	—	17,486
Intercompany advances	—	229,643	(348)	—	(229,295)	—
Investments in subsidiaries	173,903	4	—	—	(173,907)	—
Goodwill	12,678	—	—	—	—	12,678
Other assets	13,711	2,523	151	—	—	16,385

	$435,290	$516,597	$6,890	$182,986	$(487,498)	$654,265

Liabilities and Stockholders’ Equity:
Current maturities of long-term debt	$553	$—	$206	$—	$—	$759
Accounts payable	15,623	275,861	316	61,577	(8,693)	344,684
Deferred contract revenue	1,823	26,665	—	28,623	—	57,111
Accrued expenses	756	19,695	96	6,586	—	27,133

Total current liabilities	18,755	322,221	618	96,786	(8,693)	429,687

Long-term debt	2,011	—	6,597	—	—	8,608
Other long-term liabilities	41,936	—	—	—	—	41,936
Intercompany advances payable	198,554	20,144	—	10,597	(229,295)	—
Stockholders’ equity	174,034	174,232	(325)	75,603	(249,510)	174,034

	$435,290	$516,597	$6,890	$182,986	$(487,498)	$654,265

Condensed Consolidating Statement of Income

For the Three Months Ended March 31, 2006

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Joint Ventures	Eliminations	Consolidated
Revenues	$9,716	$547,634	$—	$68,702	$(13,289)	$612,763

Costs and Expenses:
Cost of Operations	9,197	519,904	—	64,629	(13,289)	580,441
General and Administrative expenses	4,164	13,895	(188)	—		17,871

Total Costs and Expenses	$13,361	$533,799	$(188)	$64,629	$(13,289)	$598,312

INCOME (LOSS) FROM CONSTRUCTION OPERATIONS	$(3,645)	$13,835	$188	$4,073	$—	$14,451
Other (Income) Expense, net	(162)	(330)	69	—	—	(423)
Interest Expense	502	301	144	—	—	947

Income (Loss) before Taxes	$(3,985)	$13,864	$(25)	$4,073	$—	$13,927
(Provision) Credit for Income Taxes	895	(5,185)	—	(1,547)	—	(5,837)
Equity in net income (loss) of subsidiaries	11,180	358	—	—	(11,538)	—

NET INCOME (LOSS)	$8,090	$9,037	$(25)	$2,526	$(11,538)	$8,090

Condensed Consolidating Statement of Income

For the Three Months Ended March 31, 2005

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Joint Ventures	Eliminations	Consolidated
Revenues	$3,307	$300,704	$—	$67,542	$—	$371,553

Costs and Expenses:
Cost of Operations	2,417	283,079	—	63,385	—	348,881
General and Administrative expenses	5,154	8,381	(202)	—		13,333

Total Costs and Expenses	$7,571	$291,460	$(202)	$63,385	$—	$362,214

INCOME (LOSS) FROM CONSTRUCTION OPERATIONS	$(4,264)	$9,244	$202	$4,157	$—	$9,339
Other (Income) Expense, net	(46)	105	26	—	—	85
Interest Expense	36	185	153	—	—	374

Income (Loss) before Taxes	$(4,254)	$8,954	$23	$4,157	$—	$8,880
(Provision) Credit for Income Taxes	2,072	(3,822)	—	(1,580)	—	(3,330)
Equity in net income (loss) of subsidiaries	7,732	621	—	—	(8,353)	—

NET INCOME (LOSS)	$5,550	$5,753	$23	$2,577	$(8,353)	$5,550

Condensed Consolidating Statement of Income

For the Year Ended December 31, 2005

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Joint Ventures	Eliminations	Consolidated
Revenues	$27,131	$1,464,907	$—	$253,320	$(11,881)	$1,733,477

Costs and Expenses:
Cost of Operations	24,139	1,374,123	—	277,392	(11,881)	1,663,773
General and Administrative expenses	20,364	42,170	(783)	—		61,751

Total Costs and Expenses	$44,503	$1,416,293	$(783)	$277,392	$(11,881)	$1,725,524

INCOME (LOSS) FROM CONSTRUCTION OPERATIONS	$(17,372)	$48,614	$783	$(24,072)	$—	$7,953
Other (Income) Expense, net	715	(1,846)	160	—	—	(971)
Interest Expense	609	793	601	—	—	2,003

Income (Loss) before Taxes	$(18,696)	$49,667	$22	$(24,072)	$—	$6,921
(Provision) Credit for Income Taxes	8,091	(20,212)	—	9,249	—	(2,872)
Equity in net income (loss) of subsidiaries	14,654	1,594	—	—	(16,248)	—

NET INCOME (LOSS)	$4,049	$31,049	$22	$(14,823)	$(16,248)	$4,049

Condensed Consolidating Statement of Income

For the Year Ended December 31, 2004

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Joint Ventures	Eliminations	Consolidated
Revenues	$29,620	$1,496,118	$—	$316,577	$—	$1,842,315

Costs and Expenses:
Cost of Operations	24,403	1,421,274	—	303,256	—	1,748,933
General and Administrative expenses	16,708	27,127	(786)	—	—	43,049

Total Costs and Expenses	$41,111	$1,448,401	$(786)	$303,256	$—	$1,791,982

INCOME (LOSS) FROM CONSTRUCTION OPERATIONS	$(11,491)	$47,717	$786	$13,321	$—	$50,333
Other (Income) Expense, net	3,815	282	606	—	—	4,703
Interest Expense	85	8	611	—	—	704

Income (Loss) before Taxes	$(15,391)	$47,427	$(431)	$13,321	$—	$44,926
(Provision) Credit for Income Taxes	14,880	(18,871)	—	(4,928)	—	(8,919)
Equity in net income (loss) of subsidiaries	36,518	3,019	—	—	(39,537)	—

NET INCOME (LOSS)	$36,007	$31,575	$(431)	$8,393	$(39,537)	$36,007

Condensed Consolidating Statement of Income

For the Year Ended December 31, 2003

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Joint Ventures	Eliminations	Consolidated
Revenues	$64,466	$1,006,105	$—	$303,532	$—	$1,374,103

Costs and Expenses:
Cost of Operations	64,629	950,608	—	288,614	—	1,303,851
General and Administrative expenses	15,793	24,800	(831)	—	—	39,762

Total Costs and Expenses	$80,422	$975,408	$(831)	$288,614	$—	$1,343,613

INCOME (LOSS) FROM CONSTRUCTION OPERATIONS	$(15,956)	$30,697	$831	$14,918	$—	$30,490
Other (Income) Expense, net	582	(2,273)	256	—	—	(1,435)
Interest Expense	360	—	643	—	—	1,003

Income (Loss) before Taxes	$(16,898)	$32,970	$(68)	$14,918	$—	$30,922
(Provision) Credit for Income Taxes	32,464	(13,699)	—	(5,669)	—	13,096
Equity in net income (loss) of subsidiaries	28,452	1,490	—	—	(29,942)	—

NET INCOME (LOSS)	$44,018	$20,761	$(68)	$9,249	$(29,942)	$44,018

Condensed Consolidating Statement of Cash Flows

For the Three Months Ended March 31, 2006

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Proportional Share of Joint Ventures	Eliminations	Consolidated
NET CASH PROVIDED FROM (USED BY) OPERATING ACTIVITIES	$9,251	$5,361	$44	$(40,442)	$(611)	$(26,397)

Cash Flows from Investing Activities:
Acquisition of property and equipment, net	$(760)	$(781)	$—	$—	$—	$(1,541)
Capital contributions to joint ventures, net	(511)	(100)	—	—	611	—
Increase (decrease) in intercompany advances	(29,029)	(12,907)	—	41,936	—	—
Other items, net	(147)	128	—	—	—	(19)

NET CASH PROVIDED FROM (USED BY) INVESTING ACTIVITIES	$(30,447)	$(13,660)	$—	$41,936	$611	$(1,560)

Cash Flows from Financing Activities:
Reduction in long-term debt, net	$(2,379)	$(1,436)	$(57)	$—	$—	$(3,872)
Other items, net	(342)	—	—	—	—	(342)

NET CASH USED BY FINANCING ACTIVITIES	$(2,721)	$(1,436)	$(57)	$—	$—	$(4,214)

Net Increase (Decrease) in Cash	$(23,917)	$(9,735)	$(13)	$1,494	$—	$(32,171)
Cash and Cash Equivalents at Beginning of Year	75,828	23,714	205	40,101	—	139,848

Cash and Cash Equivalents at End of Period	$51,911	$13,979	$192	$41,595	$—	$107,677

Condensed Consolidating Statement of Cash Flows

For the Three Months Ended March 31, 2005

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Proportional Share of Joint Ventures	Eliminations	Consolidated
NET CASH PROVIDED FROM (USED BY) OPERATING ACTIVITIES	$5,009	$(18,786)	$(213)	$(9,204)	$(3,394)	$(26,588)

Cash Flows from Investing Activities:
Acquisition of Cherry Hill Construction, Inc., net of cash balance acquired	$(22,447)	$2,164	$—	$313	$—	$(19,970)
Acquisition of property and equipment, net	(837)	(604)	(8)	—	—	(1,449)
Proceeds from sale of available-for-sale securities	—	3,819	—	—	—	3,819
Capital contributions to joint ventures, net	(2,884)	(510)	—	—	3,394	—
Increase (decrease) in intercompany advances	(15,181)	13,399	201	1,581	—	—
Other items, net	—	(8)	—	—	—	(8)

NET CASH PROVIDED FROM (USED BY) INVESTING ACTIVITIES	$(41,349)	$18,260	$193	$1,894	$3,394	$(17,608)

Cash Flows from Financing Activities:
Proceeds from long-term debt, net	$(135)	$(5,567)	$(49)	$—	$—	$(5,751)
Other items, net	118	—	—	—	—	118

NET CASH USED BY FINANCING ACTIVITIES	$(17)	$(5,567)	$(49)	$—	$—	$(5,633)

Net Increase (Decrease) in Cash	$(36,357)	$(6,093)	$(69)	$(7,310)	$—	$(49,829)
Cash and Cash Equivalents at Beginning of Year	89,236	(1,667)	455	48,281	—	136,305

Cash and Cash Equivalents at End of Period	$52,879	$(7,760)	$386	$40,971	$—	$86,476

Condensed Consolidating Statement of Cash Flows

For the Year Ended December 31, 2005

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Proportional Share of Joint Ventures	Eliminations	Consolidated
NET CASH PROVIDED FROM (USED BY) OPERATING ACTIVITIES	$(15,950)	$49,613	$53	$756	(4,133)	$30,339

Cash Flows from Investing Activities:
Acquisition of Cherry Hill Construction, Inc., net of cash balance acquired	$(22,447)	$2,164	$—	$313	$—	$(19,970)
Acquisition of Rudolph and Sletten, Inc., net of cash balance acquired	(55,460)	1,863	—	—	—	(53,597)
Acquisition of property and equipment, net	(2,954)	(7,956)	(8)	—	—	(10,918)
Proceeds from land held for sale, net	—	3,966	—	—	—	3,966
Proceeds from sale of available-for-sale securities	—	36,389	—	—	—	36,389
Capital contributions to joint ventures, net	(2,270)	(1,863)	—	—	4,133	—
Increase (decrease) in intercompany advances	62,613	(53,275)	(89)	(9,249)	—	—
Other items, net	(175)	854	—	—	—	679

NET CASH PROVIDED FROM (USED BY) INVESTING ACTIVITIES	$(20,693)	$(17,858)	$(97)	$(8,936)	$4,133	$(43,451)

Cash Flows from Financing Activities:
Purchase of preferred stock pursant to settlement of lawsuit	$(7,109)	$—	$—	$—	$—	$(7,109)
Proceeds from long-term debt, net	29,681	(6,374)	(206)	—	—	23,101
Other items, net	663	—	—	—	—	663

NET CASH PROVIDED FROM (USED BY) FINANCING ACTIVITIES	$23,235	$(6,374)	$(206)	$—	$—	$16,655

Net Increase (Decrease) in Cash	$(13,408)	$25,381	$(250)	$(8,180)	$—	$3,543
Cash and Cash Equivalents at Beginning of Year	89,236	(1,667)	455	48,281	—	136,305

Cash and Cash Equivalents at End of Year	$75,828	$23,714	$205	$40,101	$—	$139,848

Condensed Consolidating Statement of Cash Flows

For the Year Ended December 31, 2004

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Proportional Share of Joint Ventures	Eliminations	Consolidated
NET CASH PROVIDED FROM (USED BY) OPERATING ACTIVITIES	$31,912	$24,740	$198	$12,956	$(10,040)	$59,766

Cash Flows from Investing Activities:
Acquisition of property and equipment, net	$(1,190)	$(1,794)	$—	$—	$—	$(2,984)
Proceeds from land held for sale, net	—	1,161	—	—	—	1,161
Capital contributions to joint ventures, net	(9,440)	(600)	—	—	10,040	—
Increase (decrease) in intercompany advances	13,926	(18,828)	(26)	4,928	—	—
Other items, net	(105)	—	—	—	—	(105)

NET CASH PROVIDED FROM (USED BY) INVESTING ACTIVITIES	$3,191	$(20,061)	$(26)	$4,928	$10,040	$(1,928)

Cash Flows from Financing Activities:
Proceeds from long-term debt, net	$551	$—	$(196)	$—	$—	$355
Proceeds from exercise of common stock options and stock purchase warrants	11,624	—	—	—	—	11,624
Other items, net	(1,335)	—	—	—	—	(1,335)

NET CASH PROVIDED FROM (USED BY) FINANCING ACTIVITIES	$10,840	$—	$(196)	$—	$—	$10,644

Net Increase (Decrease) in Cash	$45,943	$4,679	$(24)	$17,884	$—	$68,482
Cash and Cash Equivalents at Beginning of Year	43,293	(6,346)	479	30,397	—	67,823

Cash and Cash Equivalents at End of Year	$89,236	$(1,667)	$455	$48,281	$—	$136,305

Condensed Consolidating Statement of Cash Flows

For the Year Ended December 31, 2003

(In thousands)

	Parent	Subsidiary Guarantors	Non-Guarantor Subsidiary	Proportional Share of Joint Ventures	Eliminations	Consolidated
NET CASH PROVIDED FROM (USED BY) OPERATING ACTIVITIES	$11,874	$33,334	$335	$(218)	$(2,749)	$42,576

Cash Flows from Investing Activities:
Acquisition of James A. Cummings, Inc., net of cash balance acquired	$(20,565)	$11,952	$—	$—	$—	$(8,613)
Acquisition of property and equipment, net	(3,318)	(1,069)	(219)	—	—	(4,606)
Proceeds from land held for sale , net	—	4,996	—	—	—	4,996
Capital contributions to joint ventures, net	(2,572)	(177)	—	—	2,749	—
Increase (decrease) in intercompany advances	43,534	(49,328)	125	5,669	—	—
Other items, net	—	343	—	—	—	343

NET CASH PROVIDED FROM (USED BY) INVESTING ACTIVITIES	$17,079	$(33,283)	$(94)	$5,669	$2,749	$(7,880)

Cash Flows from Financing Activities:
Purchase of preferred stock pursant to tender offer	$(11,261)	$—	$—	$—	$—	$(11,261)
Reduction of long-term debt, net	(3,364)	—	(163)	—	—	(3,527)
Other items, net	884	—	—	—	—	884

NET CASH USED BY FINANCING ACTIVITIES	$(13,741)	$—	$(163)	$—	$—	$(13,904)

Net Increase in Cash	$15,212	$51	$78	$5,451	$—	$20,792
Cash and Cash Equivalents at Beginning of Year	28,081	(6,397)	401	24,946	—	47,031

Cash and Cash Equivalents at End of Year	$43,293	$(6,346)	$479	$30,397	$—	$67,823